                                 IN HOME HEALTH, INC.
                             CONSOLIDATED BALANCE SHEETS
                          (DOLLARS AND SHARES IN THOUSANDS)

                                        ASSETS


                                                                      Proforma
                                               Feb. 28, 1998     Feb. 28, 1998
                                                  (Unaudited)       (Unaudited)
                                                  -----------    --------------
Current Assets:
 Cash and cash equivalents                           $20,483          $20,483
 Accounts receivable, net of allowance
  of $2,008                                           13,547           13,547
 Prepaid income tax                                      254              254
 Deferred income tax                                   1,540            1,540
 Prepaid expenses and other current assets               768              768
                                                     -------          -------
  Total current assets                                36,592           36,592

Property:
 Furniture and equipment                               9,165            9,165
 Computer equipment and software                       7,460            7,460
 Leasehold improvements                                  616              616
                                                     -------          -------
  Total                                               17,241           17,241

 Accumulated depreciation                            (11,100)         (11,100)
                                                     -------          -------

   Property - net                                      6,141            6,141

Other Assets:
 Accounts receivable, long-term                        2,890            2,890
 Goodwill, net                                         5,366            5,366
 Other assets                                            452              452
                                                     -------          -------
  Total other assets                                   8,708            8,708
                                                     -------          -------

Total Assets                                         $51,441          $51,441
                                                     -------          -------
                                                     -------          -------

                                 IN HOME HEALTH, INC.
                       CONSOLIDATED BALANCE SHEETS (CONTINUED)
                          (DOLLARS AND SHARES IN THOUSANDS)

                         LIABILITIES AND SHAREHOLDERS' EQUITY


                                                                      Proforma
                                               Feb. 28, 1998     Feb. 28, 1998
                                                  (Unaudited)       (Unaudited)
                                                  -----------    --------------
Current Liabilities:
 Current maturities of long-term debt                 $  517           $  517
 Accounts payable                                      7,219            7,219
 Accounts payable - related party                         49               49
 Accrued liabilities:
  Third party                                          7,447            7,447
  Compensation                                         3,249            3,249
  Insurance                                            5,967            5,967
  Restructuring                                          982              982
  Other                                                  777              777
                                                     -------          -------
    Total current liabilities                         26,207           26,207
                                                     -------          -------

Long-Term Debt                                            87               87
Deferred Revenue                                         223              223
Deferred Rent Payable                                    228              228
Deferred Income Tax                                    1,643            1,643

Redeemable Convertible Preferred Stock -
 $1.00 par value, $20,000 redemption value,           19,185               -
 authorized 200 shares; issued and outstanding
 February 28 - 200 shares

 $1.00 par value, $13,000 redemption value,               -            12,470
 authorized 130 shares; issued and outstanding
 February 28 Proforma - 130 shares

Shareholders' Equity:
 Redeemable Convertible Preferred Stock -
  $1.00 par value, $7,000 redemption value,               -             7,000
  authorized 70 shares; issued and outstanding
  February 28 Proforma - 70 shares
 Preferred stock - authorized 800 shares                  -                -
 Common stock - $.01 par value:                          164              164
  authorized - 40,000 shares;
  issued and outstanding -
  February 28 - 16,399 shares;
  February 28 Proforma - 16,399 shares
 Additional paid-in capital                           23,661           23,661
 Retained earnings (deficit)                         (19,957)         (20,242)
                                                     -------          -------
    Total shareholders' equity                         3,868           10,583
                                                     -------          -------

Total Liabilities and Shareholders' Equity           $51,441          $51,441
                                                     -------          -------
                                                     -------          -------


                         SEE NOTE TO PROFORMA BALANCE SHEET.

                           NOTE TO PRO FORMA BALANCE SHEET

On April 13, 1998, In Home Health, Inc. and ManorCare Health Services, Inc. entered into an agreement to modify the redemption terms of 70,000 shares of In Home Health's Series A Preferred Stock. Pursuant to the modification, these shares are redeemable only at the option of In Home Health. There are no other changes in the terms of the 70,000 shares, and no changes in the remaining 130,000 shares of In Home Health's Series A Preferred Stock. The pro forma balance sheet as of February 28, 1998 gives effect to the change in the redemption feature by including 70,000 shares of In Home Health's Series A Preferred Stock within shareholder's equity, and recording the amortization of the discount relating to these shares as a reduction of retained earnings.